UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2024

Frontdoor, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38617	82-3871179
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 Players Club Parkway,
Memphis, Tennessee		38125
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 901 701-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	FTDR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 5, 2024, Frontdoor, Inc. (the “Company”) announced that the Board of Directors (the “Board”) of the Company appointed Evan Iverson, age 47, as the Company’s Senior Vice President and Chief Operating Officer effective as of August 1, 2024. Mr. Iverson had served as the Company’s Senior Vice President and Chief Operations Officer since January 2024, having joined the Company in January 2019 as Vice President Operations, and served from August 2023 to December 2023, as Senior Vice President of Contractor Engagement. From December 2015 to December 2018, Mr. Iverson served as Senior Product Manager in Global Fulfillment Services for Amazon.com, a multinational technology company focusing on e-commerce, cloud computing, online advertising, digital streaming, and artificial intelligence. From September 2009 to December 2015, Mr. Iverson served as Associate Principal of McKinsey & Company, a global management consulting firm committed to helping organizations accelerate sustainable and inclusive growth. From 2001 to 2007, Mr. Iverson began his career as a salesperson at Trane, a manufacturer of commercial and residential heating, ventilation, and air conditioning systems, along with building management systems and controls. Mr. Iverson holds a Bachelor’s in Science degree in Chemical Engineering from Iowa State University, an M.B.A. from the University of Virginia Darden School of Business, and a Juris Doctor from the University of San Diego, School of Law.

In connection with his appointment as Senior Vice President and Chief Operating Officer, the Compensation Committee of the Board approved an increase to Mr. Iverson’s annual base salary from $475,000 to $550,000 and an increase to his target annual incentive bonus opportunity from 60% to 70% of his base salary, in each case, effective August 1, 2024. Mr. Iverson will remain eligible to participate in the Company’s long-term incentive, severance and other benefit plans available to our executive officers.

Item 7.01 Regulation FD Disclosure.

A press release announcing the appointment of Mr. Iverson as Senior Vice President and Chief Operating Officer, as described above, is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release of Frontdoor, Inc., dated August 5, 2024

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTDOOR, INC.

Date:	August 5, 2024	By:	/s/ Jeffrey A. Fiarman
		Name: Title:	Jeffrey A. Fiarman Senior Vice President, Chief Legal Officer and Secretary